UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

AYALA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Merger with Biosight Ltd.

On July 26, 2023, Ayala Pharmaceuticals, Inc., a Delaware corporation (the “Registrant”), Advaxis Israel Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of the Company (“Merger Sub”) and Biosight, Ltd., a company organized under the laws of the State of Israel (“Biosight”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). On October 18, 2023 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub consummated the merger with and into Biosight, with Biosight continuing as the surviving company and a wholly-owned subsidiary of the Registrant (the “Merger”).

The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, each share of Biosight issued and outstanding immediately prior to the effective time of the Merger (excluding any shares held by any of Biosight’s subsidiaries, the Registrant, Merger Sub or any of their respective subsidiaries, which will remain outstanding, and certain dormant shares under Israeli law, which will be cancelled, retired and cease to exist) will automatically be deemed to have been transferred to the Registrant in exchange for the right to receive 1.82285 shares (the “Exchange Ratio”) of common stock, par value $0.001 per share (the “Common Stock”) of the Registrant. The Exchange Ratio is subject to equitable adjustment pursuant to the terms of the Merger Agreement. Each outstanding option or other right to purchase ordinary or preferred shares of Biosight will be cancelled as of the Effective Time and will have no further force or effect. In connection with the closing of the Merger, the Registrant issued approximately 5,913,480 shares of the Common Stock to former holders of Biosight shares.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on August 1, 2023 with the SEC and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Section 2.01 is incorporated by reference herein. The issuance of the shares of Common Stock in the merger was made pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulations D and S thereunder.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

In accordance with the Merger Agreement, immediately prior to the Effective Time, Dr. Samir Khleif resigned from the Board of the Registrant. Mr. Khleif had been a member of the Nominating and Corporate Governance Committee and Research and Development Committee. The resignation was not the result of any disagreements with the Registrant relating to the Registrant’s operations, policies or practices.

Appointment of Directors

In accordance with the Merger Agreement, effective immediately after the Effective Time, the following individuals were appointed to the Board of the Registrant.

Yuval Cabilly, Ph.D. Dr. Cabilly, 43, previously served as a director of Biosight. Dr. Cabilly is the Co-Founder and Managing Partner of Israel Biotech Fund. Dr. Cabilly received his PhD in molecular cell biology from Tel Aviv University, where his research focused on a neurodegenerative disease, and several of his articles have been published in well-known scientific journals. We believe that Dr. Orbach’s extensive experience identifying, funding and engaging in business development activities in the life-science industry qualifies him to serve on the Board.

Pini Orbach, Ph.D. Dr. Orbach, 59, previously served as a director of Biosight. Dr. Orbach is the Head of the Pharma Division of Arkin Holdings and a board member of several pharmaceutical companies, including UroGen Pharma and Quiet Therapeutics, from which he shares his extensive hands-on drug development and business experience. Dr. Orbach has experience with United States based pharmaceutical companies such as, Arisaph Pharmaceuticals and Epix Pharmaceuticals (NASDAQ, EPIX), as well as Israeli-based companies cCAM BioTherapeutics - a cancer immunotherapy company, which was sold to Merck in 2015 for $605M. Dr. Orbach holds a PhD from the University of Florida, and was a postdoctoral fellow at Harvard Medical School – Massachusetts General Hospital. We believe that Dr. Orbach’s extensive experience in the life-science industry qualifies him to serve on the Board.

Bridget Martell, M.D. Dr. Martell is a seasoned biopharmaceutical corporate executive with a demonstrated track record in financing, building, and leading highly successful companies. She has served in numerous C-Suite, Venture, and Independent Board roles, most recently President and Chief Executive Officer of Artizan Biosciences, Inc., a part-time Healthcare Venture Partner with AlleyCorp, an early stage venture capital company, and as an independent board director of Achieve Life Sciences, Aligos Therapeutics, and POINT Biopharma (acquired by Lilly, September 2023). Under the auspice of her consulting practice, BAM Consultants LLC, Dr. Martell has held various leadership positions in early stage to late stage public and private companies, including Chief Medical Officer of three private and two publicly traded companies as well as at RRD International, a boutique Contract Research Organization (acquired by Uniphar in 2021). Dr Martell began her Pharmaceutical career at Pfizer were she held leadership roles of increasing responsibility at from 2005 to 2011. Dr. Martell earned her B.S. in microbiology from Cornell University, her M.A. in molecular immunology from Boston University and her M.D. from the Chicago Medical School. She completed her internship and residency in internal medicine and was an internal medicine chief resident and RWJ Faculty Clinical Scholar at Yale University. Dr. Martell is board certified in both internal and addiction medicine. We believe that Dr. Martell’s extensive experience in the life-science industry qualifies her to serve on the Board.

Appointment of Chief Financial Officer

Effective as of the Effective Time, Roy Golan, CPA, LLM, will become the Registrant’s Chief Financial Officer. Igor Gitelman will cease to serve as the Company’s Interim Chief Financial Officer at that time.

Mr. Golan, 50, is a registered CPA with a broad experience in aspects of Nasdaq, IPOs and M&As. Prior to joining BioSight, Mr. Golan served in several financial management positions in the biotech industry, including as the CFO of Neuroderm, where he had a pivotal role in their successful Nasdaq IPO, two Follow-On Offerings, and Neuroderm’s acquisition by Mitsubishi Tanabe Pharmaceutical Corporation for a total of $1.1 billion. Mr. Golan started his career at PriceWaterhouseCoopers (PWC). Mr. Golan is a registered CPA, holds a B.A. in Accounting and Business from the Israeli College of Management School of Business and an LL.M. in Law from Bar Ilan University.

Mr. Golan will continue, until such time as new compensation terms are agreed to with the Company, to be compensated in accordance with his existing arrangements at Biosight, including an annual salary of approximately $180,000, and insurance, severance, pension, disability and study fund benefits typical under Israeli employment arrangements.

Forward Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements that involve a number of risks and uncertainties, including statements regarding the future conduct of our studies and the potential efficacy and success of product candidates. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: our ability to integrate Biosight’s business successfully with ours and to achieve anticipated synergies; the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; potential litigation relating to the proposed transaction that could be instituted against us, Biosight or our respective directors; possible disruptions from the proposed transaction that could harm our and/or Biosight’s respective businesses; the ability of us and Biosight to retain, attract and hire key personnel; potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; the success and timing of clinical trials, including subject accrual, the ability to avoid and quickly resolve any clinical holds and the ability to obtain and maintain regulatory approval and/or reimbursement of product candidates for marketing; the ability to obtain the appropriate labeling of products under any regulatory approval; plans to develop and commercialize our products; our ability to continue as a going concern; our levels of available cash and our need to raise additional capital, including to support current and future planned clinical activities; the successful development and implementation of our sales and marketing campaigns; the size and growth of the potential markets for our product candidates and our ability to serve those markets; our ability to successfully compete in the potential markets for our product candidates, if commercialized; regulatory developments in the United States and other countries; the rate and degree of market acceptance of any of our product candidates; new products, product candidates or new uses for existing products or technologies introduced or announced by our competitors and the timing of these introductions or announcements; market conditions in the pharmaceutical and biotechnology sectors; our available cash, including to support current and planned clinical activities; uncertainties as to our ability to obtain a listing of our common stock on Nasdaq; our ability to obtain and maintain intellectual property protection for our product candidates; the success and timing of our preclinical studies including IND-enabling studies; the timing of our IND submissions; our ability to get FDA approval for study amendments; the timing of data read-outs; the ability of our product candidates to successfully perform in clinical trials; our ability to initiate, enroll, and execute pilots and clinical trials; our ability to maintain our existing collaborations; our ability to manufacture and the performance of third-party manufacturers; the performance of our clinical research organizations, clinical trial sponsors and clinical trial investigators; our ability to successfully implement our strategy; legislative, regulatory and economic developments; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and such other factors as are set forth in our periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in the Form 10-K for the fiscal year ended December 31, 2022 of Old Ayala, Inc. (f/k/a Ayala Pharmaceuticals, Inc.) and the Form 10-K for the fiscal year ended October 31, 2022 of Ayala Pharmaceuticals, Inc. (f/k/a Advaxis, Inc.) (“Ayala” or “we,” “us” or “our”), and such entities’ periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Ayala’s Form 10-K for the fiscal year ended October 31, 2022. Except as required by applicable law, we undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 –	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The Registrant intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

The Registrant intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger and Reorganization, by and among the Company, Merger Sub, and Biosight, dated as of July 26, 2023 (incorporated by Reference to Exhibit 2.1 to the Current Report on Form 8-K of the Registrant, filed with the SEC on August 1, 2023).
3.1	Certificate of Merger of Advaxis Israel Ltd. with and into Biosight, Ltd.
99.1	Press release of the Company, dated October 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2023	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Kenneth A. Berlin
President and Chief Executive Officer